                                                                      Exhibit 99


                                 ADVANTA CORP.
                                   HIGHLIGHTS
                  SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)



                                                    THREE MONTHS ENDED DECEMBER 31, 1998
                                          --------------------------------------------------------

                                                            ADVANTA
                                          ADVANTA           BUSINESS
                                          MORTGAGE          SERVICES       OTHER (A)       TOTAL
                                       ---------------     ----------    --------------   ----------
 REVENUES:
 Gain on sale of receivables            $     33,967        $  16,314      $             $    50,281
 Interest income                              28,668           5,738          13,972          48,378
 Servicing revenues                           25,279           4,715                          29,994
 Imputed interest                              5,792                                           5,792
 Other                                        22,611           4,321           1,141          28,073
                                       ---------------     ----------    --------------   ----------
      Total revenues                         116,317          31,088          15,113         162,518
                                       ---------------     ----------    --------------   ----------


 EXPENSES:
 Operating expenses                           73,321          20,209           1,109          94,639
 Interest expense                             22,514           4,853          13,972          41,339
 Provision for credit losses                  16,887           3,085                          19,972
                                       ---------------     ----------    --------------   ----------
     Total expenses                          112,722          28,147          15,081         155,950
                                       ---------------     ----------    --------------   ----------


 INCOME BEFORE INCOME TAXES                   3,595            2,941              32           6,568
 Provision for income taxes                   1,078              882              10           1,970
                                       ---------------     ----------    --------------   ----------
     NET INCOME                        $      2,517          $ 2,059         $    22       $   4,598
                                       ===============     ==========    ==============   ==========



(A)  Other includes the insurance and venture capital divisions.

                                 ADVANTA CORP.
                                   HIGHLIGHTS
                  SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                 (IN THOUSANDS)



                                                                                    YEAR ENDED DECEMBER 31, 1998
                                                       --------------------------------------------------------------------------


                                                                               ADVANTA
                                                         ADVANTA              BUSINESS
                                                         MORTGAGE             SERVICES             OTHER (A)              TOTAL
                                                       --------------         --------------     --------------      ------------
 REVENUES:
 Gain on sale of receivables                                 $118,652              $47,079       $                  $    165,731
 Interest income                                              101,877               33,185               84,354          219,416
 Servicing revenues                                           100,183               17,606               26,040          143,829
 Imputed interest                                              21,674                                                     21,674
 Credit card securitization income                                                                       84,144           84,144
 Gain on transfer of consumer credit card
    business                                                                                            541,288          541,288
 Other                                                         26,447               28,496               15,495           70,438
                                                       --------------         --------------     --------------      ------------
      Total revenues                                          368,833              126,366              751,321        1,246,520
                                                       --------------         --------------     --------------      ------------


 EXPENSES:
 Operating expenses                                           231,046               77,099               80,499          388,644
 Interest expense                                              76,453               21,162               86,660          184,275
 Provision for credit losses                                   25,577               13,337               28,279           67,193
 Restructure/other similar charges                                                                      167,572          167,572
                                                       --------------         --------------     --------------      ------------
     Total expenses                                           333,076              111,598              363,010          807,684
                                                       --------------         --------------     --------------      ------------



 INCOME BEFORE INCOME TAXES                                    35,757               14,768              388,311          438,836
 Provision for income taxes                                    10,667                4,430             (24,141)          (9,044)
                                                       --------------         --------------     --------------      ------------
     NET INCOME                                               $25,090              $10,338          $   412,452     $    447,880
                                                       ==============         ==============     ==============      ============



(A) Other includes the operating results of the consumer credit card division up to February 20, 1998, the gain relating to the transaction, restructuring and other similar charges taken in the first quarter, and the insurance and venture capital divisions.

                                 ADVANTA CORP.
                                   HIGHLIGHTS
               RECONCILIATION TO PORTFOLIO LENDER EARNINGS FORMAT
                                 (IN THOUSANDS)



                                                       THREE MONTHS ENDED DECEMBER 31, 1998
                                          --------------------------------------------------------------

                                                               PRO FORMA                 PORTFOLIO
                                          AS REPORTED         ADJUSTMENTS                  LENDER
                                          --------------------------------------------------------------

 REVENUES:
 Gain on sale of receivables                 $     50,281       $   (33,967)   [a]        $      16,314
 Interest income                                   48,378            175,357   [b]              223,735
 Servicing revenues                                29,994            (4,250)   [c]               25,744
 Imputed interest                                   5,792            (5,792)   [d]
 Other                                             28,073                                        28,073
                                         --------------------------------------------------------------
      Total revenues                              162,518            131,348                    293,866
                                         --------------------------------------------------------------

 EXPENSES:
 Operating expenses                                94,639              1,760   [e]               96,399
 Interest expense                                  41,339            114,191   [b]              155,530

 Provision for credit losses                       19,972             15,397   [f]               35,369
                                          --------------------------------------------------------------
      Total expenses                              155,950            131,348                    287,298
                                          --------------------------------------------------------------


 INCOME BEFORE INCOME TAXES                 $       6,568   $              0              $       6,568
                                         ===============================================================


FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the reclassification of net gains recognized on the sale of Advanta Mortgage loans for the period.

[b] Represents the adjustment to interest income and interest expense as if the securitized Advanta Mortgage loans were still owned by the Company and remained on the balance sheet for the period presented.

[c] Represents the reclassification of servicing revenues on securitized Advanta Mortgage loans for the period presented.

[d]   Represents the reclassification of imputed interest on the IO Strip.

[e] Represents the reclassification of securitization costs incurred by the Company.

[f] Represents the amount by which the provision for credit losses would have increased had the securitized Advanta Mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.

                                 ADVANTA CORP.
                                   HIGHLIGHTS
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDED
                                          ------------------------------------------------------------------
                                                                                            PERCENT CHANGE
                                          DECEMBER 31,     SEPTEMBER 30,    DECEMBER 31,         FROM
 ORIGINATIONS (A)                             1998             1998            1997         PRIOR QUARTER
 ----------------                         ------------------------------------------------------------------

 Direct                                        $506,819    $     483,290        $250,597          4.9%
 Broker                                         128,285          162,531          73,717        -21.1
 Conduit                                        388,594          584,418         393,385        -33.5
 Corp. Finance                                  330,677          320,871         270,102          3.1
 Auto                                             6,298           18,593          98,924        -66.1
                                              ---------         --------        --------
 Total Advanta Mortgage loans                $1,360,673    $   1,569,703      $1,086,725        -13.3

 Leases                                        $102,683    $      95,344         $74,935          7.7%
 Business cards                                 399,080          349,645         296,250         14.1
                                              ---------         --------        --------
 Total leases and business cards               $501,763    $     444,989        $371,185         12.8


 SECURITIZATION/SALES VOLUME (A)
 -------------------------------
 Advanta Mortgage                           $1,124,060     $   1,508,537      $1,133,591        -25.5%
 Leases and business cards                     113,129           105,613         205,332          7.1
                                              ---------         --------        --------
 Total securitization/sales volume          $1,237,189     $   1,614,150      $1,338,923        -23.4%



 AVERAGE MANAGED RECEIVABLES (A)
 -------------------------------
 Advanta Mortgage loans                      $7,994,056    $   7,085,359      $4,893,372         12.8%
 Leases and business cards                    1,427,619        1,380,195       1,224,945          3.4
 Other loans                                     17,866           17,704          41,040          0.9
                                              ---------      -----------      ----------
 Total average managed receivables           $9,439,541    $   8,483,258      $6,159,357         11.3
 Total average serviced receivables         $17,187,094    $  16,490,158     $15,428,156          4.2


 ENDING MANAGED RECEIVABLES (A)
 ------------------------------
Mortgage loans                               $8,285,246     $   7,454,791    $5,308,836          11.1%
  Total serviced mortgage loans              16,563,574        15,050,208    14,490,301          10.1
Leases and business cards                     1,484,974         1,415,806     1,263,789           4.9
Other loans                                      17,862            17,763        40,978           0.6
                                              ---------       ----------     ----------
Total managed receivables                    $9,788,082     $   8,888,360    $6,613,603          10.1
Total serviced receivables                  $18,066,410     $  16,483,777   $15,795,068           9.6





(A)  Excludes consumer credit card business.

                                 ADVANTA CORP.
                                   HIGHLIGHTS
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                THREE MONTHS ENDED
                                                ------------------------------------------------------
                                                                                               PERCENT
                                                                                               CHANGE
                                                                                                FROM
                                                 DEC. 31,       SEPT. 30,       DEC. 31,        PRIOR
                                                   1998           1998            1997         QUARTER
                                                 --------       ---------       --------       --------
 EARNINGS
 --------
 As a % of average managed receivables (A):
      Operating expenses                            3.96%          3.73%            3.65%         6.2%
      Charge-offs                                   1.44           1.35             4.84          6.7
 Earnings per common share                         $0.16          $0.58            $0.98        -72.4
 Diluted earnings per share                         0.16           0.58             0.95        -72.4
 Return on average common equity                    2.98%         10.59%           20.49%       -71.9


 COMMON STOCK DATA
 -----------------
 Weighted average common shares
    used to compute:
 Earnings per common share                        23,185         24,482           43,003         -5.3
 Diluted earnings per share                       23,194         24,514           46,025         -5.4

 Ending shares outstanding                        25,643         26,021           44,340         -1.5


 Stock price:
    Class A
       High                                    $  14.875      $  22.750        $  38.750        -34.6
       Low                                         7.125          9.375           24.250        -24.0
       Closing                                    13.250         12.875           26.250          2.9
   Class B
       High                                    $  12.000      $  20.563        $  37.625        -41.6
       Low                                         5.250          8.250           23.375        -36.4
       Closing                                    11.063         10.500           25.375          5.4

 Cash dividends declared
    Class A                                    $   0.063     $    0.063       $    0.110          0.0
    Class B                                        0.076          0.076            0.132          0.0


 Book value per common share (B)               $   22.19     $    21.62        $   19.90          2.6




(A) Includes consumer credit card business (where applicable).
(B) Assumes conversion of the Class B Preferred Stock.